Retirement Plan	9 Months Ended	12 Months Ended
	Oct. 31, 2021	Jan. 31, 2021
Retirement Benefits [Abstract]
Retirement Plan
12.	Retirement Plans
We provide a retirement savings plan for the benefit of our employees, including our named executive officers. The plan is intended to qualify as a tax-qualified
401(k) plan so that contributions, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the plan (except in the case of contributions under the 401(k) plan designated as Roth contributions). The 401(k) plan provides that each participant may contribute up to an annual statutory limit. Participants who are at least 50 years old can also contribute additional amounts based on statutory limits for
“catch-up”
contributions. Under the plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee as directed by participants. We also fully match employee contributions up to the first 4% of salary, which amounts are fully vested.

5.	Retirement Plan
The Company maintains a defined contribution 401(k) profit sharing plan (the Plan) for all employees who are over the age of 21. Participants may make voluntary contributions up to the maximum amount allowable by law. The Company may make contributions to the Plan determined by safe harbor matching and vest to the participants ratably over a four-year period, beginning with the second year of participation. The Company recorded contributions to the Plan of $1,680 and $1,209 for the years ended January 31, 2021 and January 31, 2020, respectively.